Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 to the Annual Report on Form 10-K of Aequi Acquisition Corp. (the “Company”) for the fiscal year ended December 31, 2020 as filed with the Securities and Exchange Commission (the “Report”), I, Hope S. Taitz, Chief Executive Officer and interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: December 2, 2021	/s/ Hope S. Taitz
Hope S. Taitz Chief Executive Officer and interim Chief Financial Officer (Principal Executive and Financial Officer)